SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report: (Date of earliest event reported): APRIL 14, 2000


                            Z-TEL TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      000-28467               59-3501119
----------------------------           -----------            -------------
(State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)

601 S. HARBOUR ISLAND BLVD., SUITE 220, TAMPA, FL                33602
-------------------------------------------------              ---------
    (Address of Principal Executive Offices)                   (Zip code)



                                 (813) 273-6261
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Z-Tel Technologies, Inc. ("Z-Tel") has completed the acquisition of Touch 1 Communications, Inc. ("Touch 1"). Touch 1 was merged with a wholly-owned subsidiary of Z-Tel and, effective April 14, 2000, has become a wholly-owned subsidiary of Z-Tel. The purchase price for Touch 1 consisted of 1,100,000 shares of Z-Tel stock, plus approximately $9 million in cash derived from the proceeds of Z-Tel's initial public offering completed in December 1999. The purchase price was determined through arms-length negotiations by the parties and is subject to adjustment based on a closing date balance sheet, now being prepared, as detailed in the agreement and plan of merger. The acquisition is being accounted for as a stock purchase. The parties have agreed to account for the transaction as though the transaction were completed on April 10, 2000. In connection with the merger, Z-Tel has entered into employment agreements with several key members of Touch 1's management team, including James F. Corman who will continue his position as President of Touch 1, which will operate under the name Z-Tel Consumer Services. Prior to the merger, there were no material relationships between Z-Tel and Touch 1, except that Z-Tel had hired Touch 1 to provide telemarketing and other services at Touch 1's usual rates.

ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS.

        (a)       Financial Statements of Businesses Acquired.

         It is impracticable at this time to provide financial statements for Touch 1 Communications, Inc. Such financial statements will be filed by amendment as soon as practicable, but in any event not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

        (b)       Pro Forma Financial Information.

         It is impracticable at this time to provide pro forma financial information for Touch 1 Communications, Inc. Such information will be filed by amendment as soon as practicable, but in any event not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

        (c)       Exhibits.

        The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.

                                       2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Z-TEL TECHNOLOGIES, INC.




Date: April 27, 2000                    By:/S/ JEFFREY H. KUPOR
                                           -------------------------------------
                                               Jeffrey H. Kupor, General Counsel
                                       3


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------

2.1 Agreement and Plan of Merger dated April 10, 2000 by and among Z-Tel Technologies, Inc., Tiger Acquisition Subsidiary, Inc., Touch 1 Communications, Inc., and certain shareholders of Touch 1 Communications, Inc.

10.3 Form of Employment Agreement for certain key Touch 1 employees, including James F. Corman, President of Touch 1

99.1  Press release announcing the acquisition of Touch 1 Communications, Inc.